THE PRUDENTIAL SERIES FUND

SP Small-Cap Value Portfolio

Supplement dated June 19, 2015 to the

Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus and Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust and the series thereof, the Portfolios) and the Summary Prospectus for SP Small-Cap Value Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the Portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus.

A.	SP Small-Cap Value Portfolio

The Board of Trustees (the Board) of the Trust recently approved the termination of the current subadvisory agreement with ClearBridge Investments, LLC for the Portfolio. As a result of this termination, Goldman Sachs Asset Management, L.P. will become the sole-subadviser for the Portfolio. This change is expected to become effective on or about July 13, 2015.

More detailed information will be included in an additional supplement to the Portfolio’s Summary Prospectus, and the Trust’s Prospectus and SAI on or about the effective date of the transition.

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